Performance Commentary | April 2022

For April 2022, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -3.12% and a net return of -3.14%. Its benchmark, the Bloomberg U.S. Aggregate Bond Index* (Bloomberg Aggregate or Benchmark), reported a return of -3.79% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Bloomberg Aggregate* included:

•	The portfolio’s ongoing yield advantage over the Bloomberg Aggregate. As of April 30, 2022, the HIT had a yield advantage of 8 basis points (bps).
•	Performance by some agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as nominal spreads to Treasuries tightening. Ginnie Mae permanent loan certificates (CLC/PLCs) tightened to Treasuries by approximately 2 bps. Nominal spreads on longer maturity Fannie Mae DUS security structures also tightened, with the Benchmark 10/9.5s tightening by approximately 3 bps. The HIT had 17.5% and 21.9% of its portfolio in CLC/PLCs and fixed-rate single-asset Fannie Mae DUS securities, respectively. There were no such securities in the Bloomberg Aggregate.
•	The portfolio’s underweight to corporate bonds, the worst performing major sector on both an excess and total return basis, posting a total return of -547 bps and an excess return of -140 bps for the month. The HIT does not invest in corporate bonds, whereas the sector comprised 24.6% of the Benchmark as of April 2022.

April 2022 Portfolio Commentary

•	The portfolio’s underweight to agency-insured, fixed-rate single family mortgage-backed securities (SF MBS), the second worst performing major asset class in the Benchmark on a total and excess return basis. The portfolio is underweight fixed rate SF MBS with a 12.7% allocation compared to 27.7% in the Bloomberg Aggregate.
•	The portfolio’s overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. Those returns were -41, -63, -121, and -165 bps, respectively. The HIT has an overweight with respect to the Benchmark in high credit quality investments. Approximately 91.2% percent of the HIT portfolio was AAA-rated or carried a government or GSE guarantee, compared to 72.8% for the Bloomberg Aggregate at month end.
•	The portfolio’s short relative duration versus the Benchmark as rates sold off across the curve. The 2-, 5-, 7-, 10-, and 30-year rates increased by 38, 50, 55, 60, and 55 bps, respectively.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate* included:

•	The portfolio’s underweight to Treasuries, the best performing major asset class in the Index on a total and excess return basis during April. The HIT portfolio had a 4.7% allocation to the sector versus 40.0% in the Bloomberg Aggregate at month end.
•	Performance by some agency multifamily MBS in the HIT’s portfolio as nominal spreads to Treasuries widened. FHA/Ginnie Mae construction loan certificates (CLCs) widened to Treasuries by approximately 3 bps. The HIT had 7.7% of its portfolio in CLCs, where there were no such securities in the Bloomberg Aggregate.
•	Performance by some agency multifamily MBS in the HIT’s portfolio which experienced spread widening relative to Treasuries. Spreads on Ginnie Mae REMIC structures widened by 16 bps during April. At the end of April, the HIT portfolio had a 14.2% allocation to REMICS, while there were no such securities in the Bloomberg Aggregate.

* Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.”

2

April 2022 Portfolio Commentary

Market Data

April 2022 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-3.10%	0	6.48
Agencies	-1.68%	-8	3.79
Single family agency MBS (RMBS)	-3.51%	-105	5.72
Corporates	-5.47%	-140	7.70
Commercial MBS (CMBS)	-2.31%	-6	4.88
Asset-backed securities (ABS)	-0.76%	-7	2.28

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	3/31/22	4/30/22	Change
1 Month	0.109%	0.297%	0.188%
3 Month	0.482%	0.823%	0.341%
6 Month	1.009%	1.396%	0.387%
1 Year	1.595%	2.058%	0.463%
2 Year	2.335%	2.715%	0.380%
3 Year	2.512%	2.886%	0.374%
5 Year	2.460%	2.955%	0.495%
7 Year	2.429%	2.977%	0.548%
10 Year	2.338%	2.934%	0.596%
20 Year	2.599%	3.207%	0.608%
30 Year	2.448%	2.997%	0.550%

Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

3

April 2022 Portfolio Commentary

Portfolio Data as of April 30, 2022

Net Assets	$6,473.09 million
Portfolio Effective Duration	6.11 years	Convexity	0.225
Portfolio Average Coupon	2.54%	Maturity	10.49 years
Portfolio Yield to Worst[1]	3.54%	Portfolio Current Yield[1]	2.69%
Number of Holdings	939	Average Price[2]	93.57

Sector Allocations: 3

Multifamily Investments	78.71%	CMBS – Agency Multifamily*	68.02%
Agency Single-Family MBS	13.21%	Agency Single-Family MBS	13.21%
U.S. Treasury	4.68%	U.S. Treasury Notes/Bonds	4.68%
AAA Private-Label CMBS	1.23%	State Housing Permanent Bonds	4.51%
Cash & Short-Term Securities	2.17%	State Housing Construction Bonds	2.86%
		Direct Construction Loans	4.55%
		Cash & Short-Term Securities	2.17%
		*Includes multifamily MBS (56.78%), MF Construction MBS (10.02%), and AAA Private-Label CMBS (1.23%).
Quality Distribution: [3]
U.S. Government or Agency	85.67%
AAA	3.31%
AA	4.29%
A	0.00%
Not Rated	4.55%
Cash	2.17%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution (based on average life):
Cash	2.17%	5-5.99 years	19.23%	0 – 1 year	4.69%
0-0.99 years	15.04%	6-6.99 years	12.93%	1 – 2.99 years	7.85%
1-1.99 years	5.16%	7-7.99 years	10.58%	3 – 4.99 years	9.67%
2-2.99 years	3.13%	8-8.99 years	6.42%	5 – 6.99 years	16.84%
3-3.99 years	3.38%	9-9.99 years	2.97%	7 – 9.99 years	48.05%
4-4.99 years	9.49%	Over 10 years	9.49%	10 – 19.99 years	9.33%
				Greater than 20 years	3.56%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on total investments and including unfunded commitments.

4